                                                                     Exhibit 4.1




                                                            Class A
                                                          Common Stock

                                                This certificate is transferable
                                                        in New York, N.Y.


                             [LOEWS CINEPLEX LOGO]


                    LOEWS CINEPLEX ENTERTAINMENT CORPORATION
              Incorporated under the Laws of the State of Delaware


                                                             See reverse for
                                                            certain definitions

                                                             CUSIP 540423 20 9
THIS CERTIFIES THAT







IS THE OWNER OF


         FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK,
                          PAR VALUE $.O1 PER SHARE, OF


Loews Cineplex Entertainment Corporation (herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the signatures of its duly authorized officers.


Dated:


Countersigned and Registered
   AMERICAN STOCK TRANSFER & TRUST COMPANY
         (New York, N.Y.)
              Transfer Agent and Registrar                             President

By
                    LOEWS CINEPLEX ENTERTAINMENT CORPORATION
                           INCORPORATED 2002 DELAWARE

Authorized Signature                                                   Secretary
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     The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.


     The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


  TEN COM   -as tenants in common      UNIF GIFT MIN ACT-______Custodian_______
  TEN ENT   -as tenants by the entireties                (Cust)         (Minor)
  JT TEN    -as joint tenants with right of        under Uniform Gifts to Minors
             survivorship and not as tenants            Act_______________
             in common                                         (State)

    Additional abbreviations may also be used though not in the above list.



  For value received, the undersigned hereby sells, assigns and transfers unto


  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
       ______________________
      |                      |
      |______________________|


 ____________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

 ____________________________________________________________________________


 ____________________________________________________________________________


 ______________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________






                  __________________________________________________________
                  NOTICE: The signature to this assignment must correspond
                          with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.



Signature(s) Guaranteed:


________________________________________________________
The signatures(s) should be guaranteed by an eligible guarantor institution, (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to S.E.C. Rule 17Ad-15.